UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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    Jones Lang LaSalle Income Property Trust, Inc.

(Name of Registrant as Specified in its Charter)

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JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601

NOTICE TO STOCKHOLDERS OF ANNUAL MEETING
TO BE HELD ON JUNE 16, 2015

Dear Stockholder:
Jones Lang LaSalle Income Property Trust, Inc., a Maryland corporation, will hold its 2015 annual meeting of stockholders at 8:30 a.m. Central time on Tuesday, June 16, 2015 at the executive offices of Jones Lang LaSalle Income Property Trust, Inc. at 200 East Randolph Drive, Chicago, Illinois 60601. As used herein, “we,” “our,” “us” and “our company” each refers to Jones Lang LaSalle Income Property Trust, Inc. The annual meeting will be held for the following purposes:

1.	to elect seven directors to our board of directors for the ensuing year;

2.	to consider and vote upon a proposal to amend a provision of our Second Articles of Amendment and Restatement to comply with a request from a state securities administrator;

3.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

4.	to transact such other business as may properly come before the meeting and any adjourned session of the meeting.
Only stockholders of record at the close of business on March 26, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. This proxy statement and proxy card are being mailed to you on or about April 3, 2015.
By Order of the Board of Directors of Jones Lang LaSalle Income Property
Trust, Inc.

/s/ Gordon G. Repp
Gordon G. Repp
Secretary
April 3, 2015

Your vote is very important without regard to the number of shares you own on the Record Date. Although you are invited to attend the meeting and vote your shares in person, if you are unable to attend, you can authorize a proxy to vote your shares easily and quickly by mail or over the internet or by touch-tone telephone. In order to authorize your proxy by mail, please indicate your voting instructions on the enclosed proxy ballot, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to authorize your proxy by touch-tone telephone or over the internet, follow the instructions on the enclosed proxy card.

If, after providing voting instructions, you later decide to change your vote, you may do so by (i) attending the meeting, including any adjournments or postponements thereof, revoking your proxy and voting your shares in person, or (ii) submitting a new proxy authorization by mail, via the internet or by touch-tone telephone. Your subsequent proxy authorization will supersede any proxy authorization you previously made.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 16, 2015
A copy of our Annual Report for the fiscal year ended December 31, 2014, the Notice of Annual Meeting of Stockholders, this proxy statement and a form of proxy are available on the internet at www.2voteproxy.com/JLL.

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JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2015
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
We are providing you with this proxy statement, which contains information about the items to be voted upon at the 2015 annual meeting of stockholders. To make this information easier to understand, we have presented the information below in a question and answer format. The words “we,” “our,” “us” and “our company” and “JLL Income Property Trust” refer to Jones Lang LaSalle Income Property Trust, Inc. and its subsidiaries. The term “advisor” and “LaSalle” refer to LaSalle Investment Management, Inc., and the terms “sponsor” and “JLL” refer to Jones Lang LaSalle Incorporated.
When and where is the Annual Meeting?
The 2015 annual meeting of stockholders (the “Annual Meeting”) will be held on Tuesday, June 16, 2015, at 8:30 a.m. Central time at our executive offices, which are located at 200 East Randolph Drive, Chicago, Illinois 60601.
What is this document and why have I received it?
This proxy statement and the enclosed proxy card are being furnished to you, as a stockholder of JLL Income Property Trust, because our board of directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement contains information that stockholders should consider before voting on the proposals to be presented at the Annual Meeting.
We intend to mail this proxy statement and accompanying proxy card on or about April 3, 2015 to all stockholders of record entitled to vote at the Annual Meeting.
What is a Proxy?
A proxy is a person who votes the shares of stock of another person who is not able to attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing C. Allan Swaringen and Gordon G. Repp, each of whom serves as an officer of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. With respect to any proposals to be voted upon, they will vote in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us (or submit your proxy via telephone, fax or electronically) as soon as possible whether or not you plan on attending the meeting.
What is to be considered at the Annual Meeting?
There are three proposals expected to be presented at the Annual Meeting:

1.	the election of seven directors to our board of directors for the ensuing year;

2.	an amendment to our Second Articles of Amendment and Restatement (our “Charter”) to comply with a request from a state securities administrator; and

3.	the ratification of the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2015.
No cumulative voting is authorized, and dissenters’ rights are not applicable to matters being voted upon.
How is this solicitation being made and who will bear the costs of soliciting votes?
This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. We have hired Boston Financial Data Services (“Boston”) to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us and we will pay Boston customary fees and expenses for these services. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock, $0.01 par value per share. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Why are you proposing to amend your charter?
As a publicly registered, non-listed REIT, federal and state securities laws require us to register our public offerings of shares with both the SEC and with the state securities regulators in each U.S. state in which we offer and sell our shares. During such state registration process, state securities administrators review and comment upon the terms of our public offering and our Charter.
Our follow-on public offering of our shares of common stock (our “follow-on public offering) commenced on January 16, 2015. In connection with registering our follow-on public offering with each of the states, the securities administrator of the State of Washington conditioned its agreement to approve the registration of our follow-on public offering upon the agreement of our management to propose a certain amendment to our Charter (the “Charter Amendment Proposal”) to our board of directors for consideration for submission to our stockholders. Our board of directors has declared the Charter Amendment Proposal advisable and has directed that the Charter Amendment Proposal be submitted for consideration by our stockholders at the Annual Meeting.
The Charter Amendment Proposal is discussed in detail in “Proposal No. 2: Amendment to Our Charter.” The full text of the proposed amendment to our Charter is included as Annex A to this proxy statement.
Will my vote make a difference?
Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder proxies. We encourage you to participate in the governance of our company.
Who is entitled to vote?
Holders of record of our shares as of the close of business on March 26, 2015 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting, or any postponements or adjournments of the Annual Meeting. As of the close of business on the Record Date, there were 18,579,479, 23,482,928, 4,179,233, 1,947,846, and 3,396,122 shares of Class A, Class M, Class A-I, Class M-I, and Class D common stock issued and outstanding, respectively, for a total of 51,585,608 shares of our common stock issued and outstanding as of the Record Date. Each outstanding share of our common stock entitles its holder to cast one vote on each proposal to be voted on during the Annual Meeting.
What constitutes a quorum?
The presence, either in person or by proxy, of at least a majority of the shares entitled to vote at the Annual Meeting on any matter will constitute a quorum. If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days from the original Record Date for the Annual Meeting to permit further solicitation of proxies.
How is quorum determined?
For the purpose of determining whether a quorum is present at the Annual Meeting, we will count shares represented in person or by properly executed proxy. We will treat shares which abstain from voting as to a particular matter and broker non-votes (defined below) as shares that are present at the Annual Meeting for purposes of determining whether a quorum exists, but we will not count them as votes cast on such matter. A “broker non- vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.
What is the voting requirement to approve each of the proposals?
Election of Directors. The election of each nominee for director requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. This means that a nominee for election to our board of directors needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to our board of directors. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the effect of votes against the election of nominees to our board of directors. If an incumbent nominee for the board of directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
Charter Amendment Proposal. Approval of the Charter Amendment Proposal requires the affirmative vote of at least a majority of all votes entitled to be cast on such proposal. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the effect of votes against the Charter Amendment Proposal.
Ratification of Auditors. The ratification of KPMG as our independent registered public accounting firm for the year ended December 31, 2015 requires the affirmative vote of at least a majority of all votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the vote.
How do I vote if I am a registered stockholder?
If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may vote in person by attending the Annual Meeting at our offices listed above. If you intend to vote in person at the Annual Meeting, you must bring a valid government-issued photo identification, such as a driver’s license or a passport. Additionally, you may use any of the following three options for authorizing a proxy to vote your shares prior to the Annual Meeting:

1.	via the internet by going to www.2voteproxy.com/JLL and following the on-screen directions;

2.	by phone by calling the number listed on the proxy card and following the instructions; or

3.	by mail by marking, signing, dating and returning the enclosed proxy card.

If you authorize a proxy by telephone or internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.
All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Shares represented by properly executed proxies will be voted in accordance with the instructions on those proxies. If no specification is made on a properly executed proxy, it will be voted FOR the election of each of the nominees set forth in Proposal No. 1, FOR the Charter Amendment Proposal set forth in Proposal No. 2, and FOR the ratification of the appointment of KPMG as our independent registered public accounting firm as set forth in Proposal No. 3.
Even if you plan to attend the Annual Meeting in person, we urge you to return your proxy card or submit a proxy by telephone or via the internet to assure the representation of your shares at the Annual Meeting.
How do I vote if I hold my shares in “street name”?
If your shares are held by your bank or broker as your nominee (that is, in “street name”), you are considered the beneficial owner of your shares. You should receive a proxy or voting instruction form from the institution that holds your shares. Follow the instructions included on that form regarding how to instruct your broker to vote your shares.
If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.
How does the board of directors recommend that I vote?
Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendation of our board of directors. Our board of directors recommends that you vote your shares as follows:

•	FOR the election of each of the seven nominees to our board of directors;

•	FOR the approval of the Charter Amendment Proposal; and

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ended December 31, 2015.
Can I change my vote after submitting my proxy?
You may revoke a previously submitted proxy at any time prior to the Annual Meeting in any of three ways:

1.
Submitting a written notice of revocation to the Secretary of Jones Lang LaSalle Income Property Trust, c/o Stockholder Services, 200 East Randolph Drive, Chicago, Illinois 60601, which must be received prior to the Annual Meeting, must be signed and must include your name and account number;

2.	Submitting another proxy with a later date (provided such proxy is received prior to the Annual Meeting); or

3.	Attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

If we receive your proxy authorization by telephone or over the internet, we will use procedures reasonably designed to authenticate your identity, to allow you to authorize the voting of your shares in accordance with your instructions, and to confirm that your instructions have been properly recorded. Proxies authorized by telephone or via the internet may be revoked at any time before they are voted in the same manner that proxies authorized by mail may be revoked.
If your shares are held by your bank or broker as a nominee or agent (in “street name”), you should follow the instructions for revoking a proxy provided by your bank or broker.
What happens if an incumbent nominee for the board of directors does not receive the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting?
If an incumbent nominee for the board of directors does not receive the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting, then under Maryland law, he or she will continue to serve as a “holdover director” until his or her successor is duly elected.
What happens if the amendment to the charter does not receive at least a majority of the votes entitled to be cast?
If the amendment to our Charter does not receive at least the majority of the votes entitled to be cast, then our Charter will not be amended to reflect the proposed amendment.
What happens if stockholders do not ratify the appointment of KPMG as our independent registered public accounting firm?
The stockholder vote on the ratification of KPMG as our independent registered public accounting firm is not binding on the Company. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment.
What happens if additional proposals are presented at the Annual Meeting?
Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Who will count the votes at the Annual Meeting?
Gordon G. Repp, our Secretary, will tabulate the votes and act as Inspector of Elections.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting. If final voting results are not known when such Form 8-K is filed, they will be announced in an amendment to such Form 8-K within four business days after the final results become known.
How can I get additional copies of this proxy statement and additional information?
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may obtain additional copies of this proxy statement and all other documents filed by us with the SEC free of charge from our website at www.JLLIPT.com, or by calling our Stockholder Services team at 855-652-0277. Our website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC free of charge on the website maintained by the SEC at http://www.sec.gov.
You may also read and copy any reports, statements or other information we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
When are stockholder proposals due for the 2016 annual meeting?
Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at our 2016 annual meeting of stockholders must cause such proposal to be received at our principal executive offices located at 200 East Randolph Drive, Chicago, Illinois 60601, Attention: Secretary, no later than December 4, 2015 in order for the proposal to be considered for inclusion in our proxy statement for that meeting; provided, however, that in the event that the date of the 2016 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2015 Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Pursuant to Article II, Section 11(a)(2) of our bylaws, if a stockholder wishes to present a proposal at the 2016 annual meeting of stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices, no earlier than November 4, 2015 and no later than 5:00 p.m., Central Time, on December 4, 2015; provided, however, that in the event that the date of the 2016 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2015 Annual Meeting, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2016 annual meeting of stockholders and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of the 2016 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2016 annual meeting of stockholders is first made. Any stockholder proposals not received by us by the applicable date in previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. We presently anticipate holding the 2016 annual meeting of stockholders in June 2016.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Background
At the Annual Meeting, seven directors are to be elected for the ensuing year and until their successors are elected and qualify. Each of the nominees for director currently is a director of JLL Income Property Trust and has consented to be named in this proxy statement and to continue to serve as our director if elected. Pursuant to our bylaws, we can have no more than 15 and no fewer than three directors, a majority of whom must be “independent” under the independence standards established by our Charter and the standards of the New York Stock Exchange (“Independent Directors”). Pursuant to our bylaws, at least three of our directors (“Affiliated Directors”) must be designated by LaSalle for so long as it serves as our advisor. In addition, the remaining directors shall be individuals nominated by our board of directors after consultation with our advisor. If elected, each director will hold office until the date of the 2016 annual meeting of stockholders and until his or her successor is elected and qualifies, subject to earlier death, resignation or removal from office.
Our board of directors has nominated (i) Virginia G. Breen, Jonathan B. Bulkeley, R. Martel Day and William E. Sullivan as the Independent Directors and (ii) Lynn C. Thurber, Jacques N. Gordon and Jason B. Kern as the Affiliated Directors. Ms. Breen and Mr. Bulkeley have served on our board of directors since December 2004. Ms. Thurber has served on our board of directors since November 2011, Messrs. Gordon and Sullivan have served on our board of directors since September 2012, Mr. Kern has served on our board of directors since November 2013 and Mr. Day is a new nominee to the board of directors.
We would like to thank Mr. McDevitt for his many years of service to the company. Mr. McDevitt joined our board in December 2004 and has helped to see us through a number of significant changes. He has been a valued and respected member of our board and added significant value to board deliberations through his keen business acumen. Mr. McDevitt informed the company that he would not be standing for reelection to the board at the Annual Meeting and that his resignation would be effective upon the election of his successor.
Information About Director Nominees
The following table and biographical descriptions provides information about the nominees to our board of directors:

Name	Age	Position
Lynn C. Thurber	68	Director, Chairman of the Board
Virginia G. Breen	50	Independent Director
Jonathan B. Bulkeley	54	Lead Independent Director
R. Martel Day	65	Independent Director
Jacques N. Gordon	58	Director
Jason B. Kern	44	Director
William E. Sullivan	60	Independent Director
The principal occupation and certain other information about the nominees are set forth below:
Lynn C. Thurber has served as our Chairman of the Board since November 2011. Ms. Thurber has served as the non-Executive Chairman of LaSalle since December 2006. Ms. Thurber served as the Chief Executive Officer of LaSalle from 2000 to December 2006 and Co-President from 1994 to 2000. Between 1995 and 2007, Ms. Thurber was a member of the board of directors or advisory board of a number of privately held real estate investment funds sponsored by LaSalle. She also served as Chief Executive Officer of Alex Brown Kleinwort Benson Realty Advisors, or ABKB, until the company merged with LaSalle Partners in 1994. Prior to joining ABKB in 1992, Ms. Thurber was a Principal at Morgan Stanley & Co. Ms. Thurber is also member of the board of directors of Duke Realty Corporation, a publicly traded REIT listed on the New York Stock Exchange, where she was a member of the

Audit and Finance Committees from 2008 to 2012 and a member of the Compensation Committee from 2012 to the present, a member of the board of directors of Investa Property Group, an Australian- based real estate owner, developer and fund manager, and was a member of the Real Estate Information Standards Board in the United States from 2008 through 2013. She is also a trustee and Chairman of the Board of the Urban Land Institute, a member of the Advisory Board of ULI Greenprint Center for Building Performance and formerly chaired the Pension Real Estate Association. Ms. Thurber also previously served as a director of JLL and is a former member of the board of directors and Executive Committee of the Association of Foreign Investors in Real Estate and the board of directors of the Toigo Foundation. Ms. Thurber holds an M.B.A. from Harvard Business School and an A.B. from Wellesley College.
Virginia G. Breen has served as one of our directors since 2004. Ms. Breen has been a partner of Chelsea Partners since 2011. She was a partner and co-founder of Blue Rock Capital, a private equity fund focused on investing in early-stage information technology and service businesses from 1995 to September 2011. She was a partner of the Sienna Limited Partnership IV, L.P., which focused on investing in early and expansion-stage private companies in consumer products, information technology and business service from 2003 to December 2011. Previously, Ms. Breen was a Vice President with the Sprout Group, the venture capital affiliate of Donaldson, Lufkin & Jenrette (now Credit Suisse), where she worked from 1988 to 1995. Ms. Breen was an Investment Analyst with Donaldson, Lufkin & Jenrette’s Investment Banking Group, prior to which she worked as a Systems Analyst and Product Marketing Engineer for Hewlett-Packard. Ms. Breen also serves (or served) as a director of Excelsior Absolute Return Fund of Funds Master Fund, LLC (since its inception in 2003 until its dissolution in June 2010), Excelsior Absolute Return Fund of Funds, LLC (since its inception in June 2003 until its dissolution in June 2010), UST Global Private Markets Fund, LLC (since its inception in July 2008) and Excelsior Buyout Investors, LLC (since its inception in May 2003 until its sale in December 2013). Ms. Breen also serves on the board of managers of: A&Q Aggregated Alpha Strategies Fund LLC (formerly, O’Connor Fund of Funds: Aggregated Alpha Strategies LLC) (since May 2008), A&Q Alternative Fixed-Income Strategies (formerly, O’Conner Fund of Funds: Long/Short Credit Strategies LLC) (since June 2008), UBS Equity Opportunity Fund, LLC (since May 2008 until its dissolution in May 2012), A&Q Equity Opportunity Fund LLC (formerly, O’Connor Fund of Funds: Equity Opportunity LLC) (since May 2008), A&Q Event Fund LLC (formerly, O’Connor Fund of Funds: Event LLC) (since May 2008), A&Q Long/Short Strategies Fund LLC (formerly, O’Connor Fund of Funds: Long/Short Equity Strategies LLC) (since August 2008), A&Q Masters Fund (formerly, O’Conner Fund of Funds: Masters) (since July 2013), A&Q Multi-Strategy Fund (formerly, O’Conner Fund of Funds: Multi-Strategy) (since March 2011), A&Q Technology Fund (formerly, O’Connor Fund of Funds: Technology LLC) (since May 2008), UBS Eucalyptus Fund, LLC (from May 2008 until its dissolution January 2014), UBS Juniper Crossover Fund, LLC (from June 2008 until its dissolution December 2013), UBS Tamarack International Fund, LLC (from May 2008 until its dissolution October 2011) and UBS Willow Fund, LLC (from May 2008 until its dissolution January 2014), each of which is (or was) registered under the Investment Company Act. Ms. Breen also served as a director of ModusLink Global Solutions, Inc., a public company listed on the Nasdaq Global Select Market from 2001 through December 2013. Ms. Breen holds an M.B.A. from Columbia University and an A.B. from Harvard College.
Jonathan B. Bulkeley has served as one of our directors since 2004 and our lead Independent Director since April 2012. Mr. Bulkeley is currently the Chief Executive Officer of RealMatch, Inc., a leader in online job recruitment having served in that role since November 2014. Prior to RealMatch, Mr. Bulkeley founded Blue Square Capital Management, LLC in March 2009 and served as its Chief Investment Officer until November 2014. From February 2006 to August 2010, Mr. Bulkeley served as Chief Executive Officer of Scanbuy, a wireless software company. Prior to Scanbuy, Mr. Bulkeley was an owner of Achilles Partners, an advisory firm, from 2002 to 2006. Mr. Bulkeley served as Chairman and Chief Executive Officer of Lifeminders, an online direct marketing company, from February 2001 until Lifeminders was sold in October 2001. Mr. Bulkeley was the Chief Executive Officer of barnesandnoble.com from 1998 to 2000. From 1993 to 1998, Mr. Bulkeley worked for America Online, where he served as managing director of the company’s joint venture with Bertelsmann Online in the United Kingdom and as Vice President of Business Development and General Manager of Media. Before joining America Online, Mr. Bulkeley spent eight years at Time Inc. in a variety of roles, including Director of Marketing and Development for Money magazine. Mr. Bulkeley also serves (or served) as a director of Excelsior Absolute Return Fund of Funds Master Fund, LLC from its inception in 2003 until its dissolution in June 2010, Excelsior Absolute Return Fund of Funds, LLC (from its inception in June 2003 until its dissolution in June 2010), UST Global Private Markets Fund,

LLC (since its inception in July 2008) and Excelsior Buyout Investors, LLC (since its inception in May 2003 to March 2014), each of which is (or was) registered under the Investment Company Act. In addition, Mr. Bulkeley serves on the advisory boards of three private equity funds: The Jordan Edminston Venture Fund in New York, Elderstreet Capital Partners in London and Jerusalem Global Venture Partners in Israel. Mr. Bulkeley has served previously as non-executive Chairman of QXL Ricardo plc, its non-executive Vice Chairman of Edgar Online, Chairman of Logikeep, Chairman of the Yale Alumni magazine and as a director of Global Commerce Zone, The Readers Digest Association, Instant Dx, Cross Media Marketing Corp and the Hotchkiss School. Mr. Bulkeley has served on the board of directors DEX One Corporation, a public reporting company and successor to R.H. Donnelly Corporation, since January 2010, and has served on the board of directors of Spark Networks, Inc., a public reporting company, since September 2006. Mr. Bulkeley holds a B.A. in African Studies from Yale University.
R. Martel Day has nearly 30 years of experience in the direct investment industry and is the founder and principal of NLR Advisory Services, a firm that works with direct investment sponsors to realize their potential for success. Prior to that, Mr. Day was a primary part of RAIT Financial Trust's (RAIT) move into the non-listed REIT industry. While at RAIT, he served as Chief Executive Officer and Manager of Independence Realty Securities, LLC; President and Manager of Independence Realty Advisor, LLC; Executive Vice President of Independence Realty Trust, Inc.; President and Manager of Independence Mortgage Advisor, LLC; Executive Vice President of Independence Mortgage Trust, Inc.; and Executive Vice President and Manager of Independence Mortgage Fund Manager, LLC, all wholly owned subsidiaries of RAIT. Prior to joining RAIT, Mr. Day had an extensive career with the Inland Group of Companies (Inland). He joined Inland in 1984 as a Regional Representative. During his 25 years with Inland he served as Regional Vice President; Senior Vice President National Sales and Marketing; and Executive Vice President -Director of Business Development. He also serves as a member of the board of directors of Inland Bancorp, Inc. Mr. Day is a member of the board of directors and past Chairman of the Investment Program Association (IPA), an industry association that advocates the importance of direct investments in a diversified portfolio. He is also a member of the board of directors of SFA Holdings, Inc. and the Wildermuth Endowment Strategy Fund, where he is also a member of the audit committee. Mr. Day holds General Securities Principal and General Securities licenses with the Financial Industry Regulatory Authority (FINRA). Mr. Day holds a B.S. in engineering from The Georgia Institute of Technology.
Jacques N. Gordon has served as one of our directors since September 2012. Since January 1998, Mr. Gordon has served on LaSalle’s Global Management Committee and directed the Investment Strategy and Research group, which analyzes capital markets, regional economies and property markets in approximately 30 countries. He has also lectured at Northwestern University’s Kellogg School of Management since April 2011. Mr. Gordon initially joined LaSalle in 1994 as the Director of Research. Prior to joining LaSalle, he served as Director of Research at Baring Advisors, a subsidiary of London-based ING-Barings PLC, and at Real Estate Research Corporation in Chicago. Mr. Gordon is a member of the National Council of Real Estate Investment Fiduciaries, NAREIT and the Association of Foreign Investors in Real Estate, or AFIRE. He served four years on the board of directors of AFIRE and as Director of Programs for AFIRE in 2010. He has chaired and continues to serve on PREA’s Research Committee and also serves on the Board of Governors of the Metropolitan Planning Council, a non-profit Chicago organization, and the Advisory Board of the Massachusetts Institute of Technology Center for Real Estate. Mr. Gordon holds a Ph.D. from the Massachusetts Institute of Technology, a M.Sc. from the London School of Economics and a B.A. from the University of Pennsylvania.
Jason B. Kern has served as one of our directors since November 2013. He has served as the Chief Executive Officer of LaSalle’s Private Equity business in the Americas since July 2013. Mr. Kern also serves on LaSalle’s Global Management Committee, North American Investment Committee and North American Private Equity Allocation Committee. Prior to joining LaSalle, from November 2009 to July 2013, Mr. Kern worked at the Hong Kong and Shanghai Banking Corporation (HSBC), where he founded and was the head of HSBC’s Asia-Pacific Real Estate & Lodging Advisory Group. In this role, Mr. Kern worked with many of Asia’s leading REITs, developers and investors and advised on initial public offerings, equity and bond issues, private equity raises and asset acquisitions and sales in the Asian property sector, with total transaction volume exceeding $50 billion. Prior to joining HSBC, Mr. Kern spent 17 years at J.P. Morgan, principally in senior roles within the real estate investment banking team advising REITs and other real estate companies, and was based in J.P. Morgan’s offices in the United States, the United Kingdom, Continental Europe and Hong Kong. Mr. Kern is a member of the Urban Land Institute,

PREA and NAREIT. Mr. Kern serves as a director of various private REITs sponsored by our advisor. Mr. Kern holds an M.B.A. in Finance and Accounting from New York University’s Stern School of Business and a B.A. in Economics and English Literature from Colgate University.
William E. Sullivan has served as one of our directors since September 2012. Mr. Sullivan has served as the Chief Financial Officer and Treasurer of Purdue University since June 2, 2014. From April 2007 to May 2012, Mr. Sullivan served as Chief Financial Officer of Prologis, Inc., or Prologis, a publicly traded REIT. Prior to joining Prologis, Mr. Sullivan was the founder and President of Greenwood Advisors, Inc., a private financial consulting and advisory firm, from 2005 to 2007. He served as Chief Executive Officer of SiteStuff, Inc. from 2001 to 2005 and Chairman of SiteStuff, Inc. from 2001 until the company was sold in June 2007. Mr. Sullivan served as Chief Financial Officer of JLL from 1997 to 2001 and in various other capacities with JLL since 1984. Prior to joining JLL, he was a member of the Communications Lending Group of the First National Bank of Chicago and also served as a member of the tax division of Ernst & Ernst LLP, a predecessor to Ernst & Young LLP. Since January 2013, Mr. Sullivan has served on the board of directors of CyrusOne Inc., a publicly traded REIT, and is also the chair of its Governance and Nominating Committee and a member of its Audit Committee. Since August 2013, Mr. Sullivan has also served on the board of directors of Club Corp., a publicly traded owner operator of private golf and country clubs, business sports and alumni clubs, as an independent director and chair of its audit committee. Mr. Sullivan holds a M.B.A. in Finance from Northwestern University’s Kellogg School of Management and a B.S.B.A. in Accounting and Marketing from Georgetown University. Mr. Sullivan brings extensive experience with respect to the financial management of public companies, including public REITs.
At the Annual Meeting, we will vote each valid proxy returned to us for the seven nominees listed above unless the proxy specifies otherwise. Proxies may not be voted for more than seven nominees for director. While our board of directors does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as our board of directors may designate.
Director Qualifications, Experience, Attributes and Skills
Our board of directors believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. The effectiveness of our board of directors is best evaluated as a group of directors, rather than at an individual director level. As a result, our board of directors has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. When evaluating candidates for a position on our board of directors, our board of directors considers the potential impact of the candidate, along with his or her particular experiences, on our board of directors as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of our board of directors, may or may not impact our board of directors’ view as to the candidate. In evaluating director candidates, our board of directors considers all factors that it deems relevant.
In conducting its annual self-assessment and nominating the director nominees, our board of directors determined that each director nominee has the qualifications, experience, attributes and skills appropriate to continue his or her service as a director of our company in view of our business and structure. In addition to a demonstrated record of business and professional accomplishment, each of our director nominees has experience serving on boards, including our board of directors and boards of other organizations. Each of our directors has gained substantial insight as to the operation of our company and has demonstrated a commitment to discharging his or her oversight responsibilities as a director.
Each director was nominated to our board of directors on the basis of the unique skills he or she brings to our board of directors, as well as how such skills collectively enhance our board of directors. On an individual basis:

•
Lynn C. Thurber has significant experience in global institutional real estate investment management, including executive management of a global investment advisor, sourcing and negotiating property acquisitions, forming joint ventures with real estate operating companies, negotiating debt financings, undertaking property redevelopments and executing property dispositions. Ms. Thurber also has substantial board experience, including as a director of a publicly traded REIT and other real estate companies.

•	Virginia G. Breen has substantial private equity experience as well as substantial board experience, including board experience with alternative investment funds and a public company.

•
Jonathan B. Bulkeley has executive experience with a number of entities, including public companies and hedge funds, as well as substantial board experience, including board experience with private equity funds and a public company.

•
R. Martel Day has extensive experience with public and private companies, including substantial board experience, the distribution of products in broker-dealer and investment advisor channels, real estate products, including non-traded REITS, and the regulatory environments in which these businesses need to operate.

•
Jacques N. Gordon has substantial experience in global institutional real estate investment management, and brings extensive experience in the commercial real estate industry, particularly with respect to real estate investment and market research.

•
Jason B. Kern has significant domestic and international real estate experience, including banking, direct property acquisitions and dispositions, debt, equity, initial public offerings and development. Mr. Kern also serves as a director of various private REITs sponsored by our advisor.

•	William E. Sullivan has significant public company real estate experience, including executive management, finance and accounting, real estate investment management and global real estate services.
The information above is not exclusive. When considering a director nominee, our board of directors considers many intangible elements, such as intelligence, integrity, work ethic and the ability to work with other directors, communicate effectively, exercise judgment, ask incisive questions and commitment to stockholder interests. Our board of directors has confirmed that each of the candidates for Independent Director is independent. Our board of directors has also determined that each of the director nominees is a highly qualified candidate for directorship and should therefore continue, or in the case of Mr. Day be newly elected, to serve as director.
Our board of directors unanimously recommends a vote “For” all of the nominees listed above for nomination as directors.

EXECUTIVE OFFICERS
The following table and biographical descriptions provides information about our executive officers:

Name	Age	Position
C. Allan Swaringen	55	Chief Executive Officer and President
Gregory A. Falk	45	Chief Financial Officer and Treasurer
Gordon G. Repp	55	General Counsel and Secretary
C. Allan Swaringen has served as our Chief Executive Officer and President since November 2011. As our Chief Executive Officer, Mr. Swaringen leads the investment team and is responsible for all of our investing, asset management and finance functions, along with overseeing our strategic direction. Mr. Swaringen served as our Fund Manager since our inception in 2004. As a Managing Director for LaSalle, Mr. Swaringen also served from its inception in 2000 until October 2012 as President and Portfolio Manager for LaSalle Investment Company I and II, the firm’s global co-investment programs which invested in excess of $1.2 billion, in the aggregate, across more than 30 separate funds and programs in 17 different countries around the world. Mr. Swaringen was a founding member of LaSalle’s global risk management committee and served on it for six years. Since joining LaSalle in 1998, his responsibilities have included portfolio management, business development and client services along with overseeing the formation and structuring of numerous real estate investment funds across LaSalle’s global platform. Mr. Swaringen is a member of NAREIT. Prior to joining LaSalle, Mr. Swaringen was a partner with Crown Golf Properties, L.P., an investment subsidiary of Henry Crown and Company, and began his career in real estate more than 25 years ago with Trammell Crow Company. Mr. Swaringen holds an M.B.A. from the University of Chicago Graduate School of Business and a B.S. from the University of Illinois.
Gregory A. Falk has served as our Chief Financial Officer and Treasurer since November 2011. Mr. Falk is a Managing Director of LaSalle and has held other officer positions since joining LaSalle in 2004. Mr. Falk is a member of NAREIT. Prior to joining LaSalle, Mr. Falk was an Audit Manager with Deloitte & Touche LLP for six years and a Senior Staff Accountant with First of America Bank for five years. Mr. Falk has worked on numerous real estate engagements, both public and private, since 1999. Mr. Falk holds a B.S. in Finance and a B.S. in Economics from Northern Illinois University and a M.S. in Accountancy Science from Northern Illinois University. He is also a Certified Public Accountant.
Gordon G. Repp has served as our General Counsel and Secretary since November 2011. Mr. Repp has served as Global Deputy General Counsel for JLL since 2003 and Assistant Secretary for JLL since 2001. He also served as Assistant Global General Counsel of JLL from 2001 to 2003. Mr. Repp has also served as General Counsel and Secretary for LaSalle since 2003. Mr. Repp is a member of NAREIT. Prior to joining JLL, Mr. Repp held various positions with Outboard Marine Corporation, a publicly traded, NYSE listed global manufacturer and distributor of marine and marine related products, including Assistant General Counsel and Assistant Secretary. Mr. Repp has also served on the boards of various not-for-profit organizations. Mr. Repp holds a J.D. from Northern Illinois University College of Law and a B.S. from Western Illinois University.

CORPORATE GOVERNANCE
We maintain a corporate governance section on our public website, www.JLLIPT.com, which includes copies of our:

•	Articles of Incorporation;

•	By-Laws;

•	Corporate Governance Guidelines;

•	Audit Committee Charter;

•	Nominating Committee Charter;

•	Insider Trading Policy;

•	Whistleblower Policy (including how to report a concern); and

•	Code of Ethics.
We are committed to the values of effective corporate governance and the highest ethical standards. We believe that these values will promote the best long-term performance and sustainability of our company for the benefit of our stockholders. To this end, over the past years we have adopted the following significant corporate governance policies and practices:

•	Annual elections of all directors;

•	Majority voting in director elections;

•	Board of directors comprised of a majority of Independent Directors;

•	Separation of the Chairman and CEO roles;

•	Lead Independent Director, separate from Chairman and CEO;

•	Executive sessions among the Independent Directors at each in-person meeting;

•	Executive sessions among the Independent Directors and Real Estate Research Corporation, our independent valuation advisor; and

•	Annual self-assessments by the board of directors, the Audit Committee, and the Nominating Committee.
Role of the Board of Directors
Our board of directors oversees our management and operations, while our advisor is responsible for our day- to-day management and operations. Our board of directors’ oversight role does not make its directors guarantors of our investments or activities.
Our board of directors has appointed various officers of our advisor as officers of our company with the collective responsibility to monitor and report to our board of directors on our operations. In conducting its oversight, our board of directors receives regular reports from these officers and from other senior officers of our advisor regarding our operations. Some of these reports are provided as part of formal meetings of our board of directors, which are typically held quarterly, in person, and involve our board of directors’ review of our recent operations. From time to time, one or more of our directors may also meet with management in less formal settings, between scheduled meetings of our board of directors, to discuss various topics.
Board Leadership Structure
Our board of directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent pursuant to the definition of independence established by our Charter and the standards of the New York Stock Exchange (the “NYSE”) Although neither our governance documents nor board of directors require the separation of the offices of the Chairman of the Board and the Chief Executive Officer, our board of directors currently operates under a leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer. Ms. Thurber, as our Chairman of the Board, presides over meetings of the board of directors and is responsible for reviewing the agenda for the meetings of the board of directors and the annual meetings of stockholders, and Mr. Swaringen, as our Chief Executive Officer, is responsible for the general management of our business, financial affairs and day-to-day operations.
In addition, although Ms. Thurber has not had day-to-day responsibilities with our advisor since her retirement as its Chief Executive Officer in 2006, our board of directors has determined that since the Chairman of the Board is not technically an Independent Director, there should be a lead Independent Director appointed by a majority of our Independent Directors. Our Independent Directors have appointed Mr. Bulkeley to serve as our lead Independent Director. Key responsibilities of our lead Independent Director include, among others, presiding at executive sessions of Independent Directors, facilitating communications between the Independent Directors and the Chairman of the Board and Chief Executive Officer, and calling meetings of the Independent Directors, as necessary.
Our board of directors reviews its structure annually. Our board of directors believes that its structure, in which our advisor and sponsor are represented, is appropriate in light of the significant services that our advisor provides to us and the amount our sponsor has invested in our common stock. In addition, our board of directors believes that (i) the requirement that a majority of our board of directors to be comprised of Independent Directors, who have the responsibility and authority to approve many major decisions of the board of directors, (ii) the requirement that related party transactions be presented to our full board of directors and approved by a majority of the Independent Directors or reviewed and approved by the Audit Committee, and (iii) the structure, function and composition of the Audit Committee and Nominating Committee, are appropriate means to provide us with effective oversight and address any potential conflicts of interest that may arise from our relationship with our advisor.
Oversight of Risk Management by the Board of Directors
As part of its oversight function, the board of directors receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risks, operational risk and insurance), board oversight of different types of risks is handled in different ways. For example, the full board of directors receives and reviews reports from senior personnel of our advisor (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee supports the oversight of risk management by the board of directors in a variety of ways, including (i) participation in and receipt and review of reports regarding our disclosure controls and procedures prior to the issuance of our quarterly financial reports, (ii) meetings with our Chief Financial Officer and our independent public accountants to discuss, among other things, the internal control structure of our financial reporting function and compliance with certain requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), and (iii) reporting to our board of directors as to these and other matters.
Director Independence

Although our shares are not listed for trading on any national securities exchange, a majority of the members of our board of directors, and all of the members of the audit committee, are “independent” as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, our board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).
In addition, we have determined that the Independent Directors satisfy the definition of independence set forth in our Charter, as required by the North American Securities Administrators Association's Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007 (the “NASAA REIT Guidelines”). Our Charter provides that an independent director is a director who is not and has not for the last two years been associated, directly or indirectly, with our advisor or sponsor. A director is deemed to be associated with our advisor or sponsor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with our advisor, our sponsor, or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs organized by our sponsor or advised by our advisor. A business or professional relationship will be deemed material per se if the gross revenue derived by the director from our sponsor, our advisor, and any of their affiliates exceeds five percent of (i) the director's annual gross revenue derived from all sources during either of the last two years or (ii) the director's net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our advisor, our sponsor or any of their affiliates. Our Charter requires that at all times at least one of our Independent Directors must have at least three years of relevant real estate experience.
Our board of directors has determined that each of Virginia G. Breen, Jonathan B. Bulkeley, Thomas F. McDevitt and William E. Sullivan are Independent Directors pursuant to the definition of independence set forth by the NYSE and our Charter.
Meetings of the Board of Directors
During the fiscal year ended December 31, 2014, our board of directors met four times, and each director attended 100% of the meetings of the board of directors and applicable committee meetings held during the period for which he or she was a director.
Director Attendance at Annual Meetings
We do not have a formal policy requiring directors to attend annual meetings of stockholders, although we do encourage their attendance. All directors were present at our 2014 annual meeting of stockholders.
Communicating With the Board of Directors
Our board of directors provides a process for stockholders to send communications to our board of directors. Any stockholder who desires to contact members of our board of directors may do so by sending written communications addressed to our Secretary, c/o Jones Lang LaSalle Income Property Trust, Inc., 200 East Randolph Drive, Chicago, Illinois 60601, except in situations where such communications relate to accounting matters, in which case, stockholders should send such communications to the Audit Committee Chairman, Jones Lang LaSalle Income Property Trust, Inc. at the address above. All communications will be compiled by our Secretary, who will determine whether they should be presented to our board of directors. The purpose of this screening is to avoid having our board of directors consider irrelevant or inappropriate communications (such as advertisements and solicitations). Our Secretary will submit all appropriate communications to our board of directors, the Audit Committee or the relevant individual director(s), as appropriate. All communications that relate to questionable accounting or auditing matters involving our company will be promptly forwarded directly to the Audit Committee.
Committees of the Board of Directors
Audit Committee

Our board of directors has established a standing Audit Committee. The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibility by overseeing: (1) the integrity of our financial statements, (2) our compliance with legal and regulatory financial disclosure requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the independent auditors and our internal audit function.. Ms. Breen, Mr. McDevitt and Mr. Sullivan have been appointed to serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee, and our board of directors has determined that Mr. Sullivan qualifies as an “audit committee financial expert” as that term is defined by applicable SEC rules. The Audit Committee must have at least three members and be comprised solely of Independent Directors. The Audit Committee held four meetings during the year ended December 31, 2014. The Audit Committee has adopted a written charter under which it operates.  The amended and restated Audit Committee Charter is available on our website, www.JLLIPT.com. A copy of the Audit Committee Charter is attached as Appendix B to this proxy statement.
Nominating Committee
Our board of directors has established a standing Nominating Committee, which is comprised of Virginia G. Breen, Jonathan B. Bulkeley and Lynn C. Thurber. Each of Ms. Breen and Mr. Bulkeley are Independent Directors. Ms. Breen serves as the Chairman of the Nominating Committee. The nominating committee assists the board of directors with: assessing the overall make-up and skills of the members of our board of directors; identifying qualified candidates for election as directors, and recommending to the board of directors those director nominees for each annual meeting of stockholders; identifying and recommending to the board of directors qualified candidates to fill vacancies on the board of directors; reviewing compensation paid to Independent Directors; annually assessing the performance of incumbent directors; and recommending to our board director nominees for each committee of our board of directors. The Nominating Committee charter, which details the functions of the Nominating Committee, is available on our website, www.JLLIPT.com.
Our board of directors also will consider recommendations made by stockholders for nominees to our board of directors. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. In evaluating the persons recommended as potential members of our board of directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential members of our board of directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
We do not have a separate standing governance committee. Given the relatively small size of our board of directors, which must be comprised of a majority of Independent Directors, and the importance that the members of our board of directors place on governance, our board of directors has determined to be directly responsible for governance matters. Our board of directors also approves our Corporate Governance Guidelines.
We also do not have a separate standing compensation committee because we do not compensate our executive officers or Affiliated Directors.
Director Orientation and Continuing Education
We provide each director who joins our board of directors with an initial orientation about our company, including our business operations, strategy, policies and governance. We also provide all of our directors with resources and ongoing education opportunities to assist them in staying educated and informed with respect to developments in corporate governance and critical issues relating to the operation of boards of public companies and their committees.

Annual Self-Assessment of the Board of Directors
Our board of directors annually conducts a self-evaluation (with anonymous responses permitted) to determine whether our board of directors, the Audit Committee and the Nominating Committee are functioning effectively and to identify opportunities to enhance their effectiveness.
Code of Ethics
Our board of directors has adopted a Code of Ethics that applies to each of our directors, our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. Our Code of Ethics is available on our website, www.JLLIPT.com. Stockholders may also request a copy of the Code of Ethics, which will be provided without charge, by writing to Jones Lang LaSalle Income Property Trust, Inc. at 200 East Randolph Drive, Chicago, Illinois 60601, Attention: Secretary. If, in the future, we amend, modify or waive a provision in the Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibility by overseeing: (1) the integrity of our financial statements, (2) our compliance with legal and regulatory financial disclosure requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the independent auditors and our internal audit function. The Audit Committee is comprised solely of Independent Directors, and it operates under a written charter adopted by our board of directors, a copy of which is available on our website. The Audit Committee intends for its composition, and the attributes of its members and its responsibilities, as reflected in the Audit Committee Charter, to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
In accordance with the Audit Committee Charter, the Audit Committee, subject to any action of our board of directors, has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.
Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role, in which it provides independent, objective oversight of our accounting functions and internal and disclosure controls, on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.
As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2014 with management;

•
discussed with KPMG the matters required to be discussed by Auditing Standard No. 16, as amended, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB); and

•
received the written disclosures and the letter from KPMG required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on March 5, 2015.
Audit Committee:

William E. Sullivan (Chairman)
Virginia G. Breen
Thomas F. McDevitt

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of our company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Executive Compensation
We do not directly compensate our executive officers and have no employees as all of our day-to-day operations are managed by LaSalle, as our advisor. Furthermore, we do not have any stock based compensation plans for our executive officers. See “Transactions with Related Persons and Certain Control Persons” below for a description of the advisory agreement by and between us and LaSalle (the “Advisory Agreement”). On November 4, 2014, as provided for in the Advisory Agreement, we agreed to reimburse LaSalle a portion of certain of our executive officers’ compensation associated with work performed on the follow-on public offering, prior to it being declared effective. The amounts will be reimbursed over a three year period beginning in 2015.
Director Compensation
The following director compensation table sets forth the compensation paid to our Independent Directors in fiscal year 2014 for services to us. Affiliated Directors are not compensated by us for their service on our board of directors. Compensation was paid in a combination of cash and stock, as further described below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Virginia G. Breen (Audit Committee Member)	$65,000	$10,340	$75,340
Jonathan B. Bulkeley (Lead Independent Director)	65,000	10,340	75,340
Thomas F. McDevitt (Audit Committee Member)	65,000	10,340	75,340
William E. Sullivan (Audit Committee Chair)	70,000	10,340	80,340

(1) Each Independent Director received 1,000 shares of Class M common stock on May 7, 2014. The amounts shown in this column reflect the value of the shares of Class M common stock based on the $10.34 NAV per share of the shares on the grant date.
In March 2015, our board of directors, including a majority of our Independent Directors, approved our Amended and Restated Independent Director Compensation Plan (the “Compensation Plan”). Under our Compensation Plan, which originally became effective on October 1, 2012, we compensate each of our Independent Directors with an annual retainer of $60,000, plus additional annual retainers of $10,000 to the Chairman of the Audit Committee, an annual retainer of $5,000 to each other member of the Audit Committee, an annual retainer of $5,000 to the lead Independent Director, and an annual retainer of $5,000 to the Chairman of the Nominating Committee. In addition, each of our Independent Directors will receive a grant of 1,000 Class M shares promptly after each annual stockholder meeting at which such director is reelected and each new Independent Director that subsequently joins our board of directors will receive the initial stock grant on the date he or she joins our board of directors. The stock grants vest immediately on the grant date and are subject to the one-year holding period applicable to all Class M shares. The stock grants are made pursuant to the Incentive Plan described below.
All directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of our board of directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors.
In September 2012, our board of directors, including a majority of our Independent Directors, also approved our Incentive Plan (the “Incentive Plan”), under which stock awards can be made to attract and retain directors, officers, employees and consultants. The Incentive Plan authorizes the granting of restricted stock, stock options, stock appreciation rights, restricted or deferred stock units, other stock-based awards and cash-based awards to directors, employees and consultants selected by our board of directors for participation in the Incentive Plan. Stock options may not have an exercise price that is less than the fair market value of a share of our common stock on the date of grant and may not have a term in excess of ten years from the grant date. Our board of directors or a committee appointed by the board of directors administers the Incentive Plan, with sole authority to determine all of the terms and conditions of the awards. No awards will be granted under the Incentive Plan if the grant or vesting of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our Charter. Unless otherwise determined by our board of directors, no award granted under the Incentive Plan will be transferable except through the laws of descent and distribution.
Our board of directors has authorized and reserved a maximum of 2,000,000 Class M shares for issuance under the Incentive Plan. However, no awards shall be granted under the Incentive Plan on any date on which the aggregate number of shares subject to awards previously issued under the Incentive Plan, together with the proposed awards to be granted on such date, exceed 2% of the total outstanding shares of common stock on such date. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits under the Incentive Plan will be adjusted proportionately and our board of directors will make adjustments to the Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from the transaction. In the event of a stock split, a stock dividend or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the Incentive Plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.
Our board of directors may, in its sole discretion at any time, determine that all or a portion of a participant’s awards will become fully vested. The board of directors may discriminate among participants or among awards in exercising its discretion. The Incentive Plan will automatically expire on September 27, 2022, unless extended or earlier terminated by the board of directors. Our board of directors may terminate the plan at any time. The expiration or other termination of the plan will not, without the participant’s consent, have an adverse impact on any award that is outstanding at the time the plan expires or is terminated. Our board of directors may amend the plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the plan.
The following table provides information about our common stock that may be issued under our Incentive Plan as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise of Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	N/A	N/A	N/A
Equity compensation plans not approved by security holders:	—	$—	1,988,000
Total	—	$—	1,988,000

Our board of directors is responsible for determining the form and amount of compensation that is paid to our Independent Directors. In addition, our executive officers may make recommendations regarding the compensation level for the Independent Directors and provide comparison data. Our board of directors periodically assesses the level of Independent Director compensation, taking into account the responsibilities and duties of the Independent Directors and the time required to perform those duties. In determining the level of Independent Director compensation, our board of directors attempts to be consistent with market practices, but does not set compensation at a level that would call into question the Independent Directors’ objectivity.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC, within specified time frames, initial reports of beneficial ownership and reports of changes in ownership of our shares of common stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file with the SEC.
To our knowledge, based solely on a review of the copies of such reports furnished to us, and confirmations that no additional reports were required, all required Section 16(a) filings were timely and correctly made by reporting persons during the fiscal year ended December 31, 2014.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our executive officers are compensated by LaSalle and not by us. In 2014, our entire board of directors determined the compensation of our Independent Directors. As noted above, we have no employees. During the fiscal year ended December 31, 2014, none of our executive officers served as:

•
a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors; or

•	a director of another entity, one of whose executive officers served on our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the beneficial ownership of shares of our common stock as of March 26, 2015 by:

•	any beneficial owner of more than five percent of the outstanding shares of our common stock;

•	each of our directors;

•	each of our current executive officers and each person who served as our principal executive officer or principal financial officer at any time during 2014; and

•	all of our current directors and executive officers as a group.
To our knowledge, other than as indicated below, there is no person, or group of affiliated persons, that beneficially owns more than five percent of our common stock. Information with respect to beneficial ownership has been furnished by each director and officer.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. The address for each of the persons listed in the table below is c/o Jones Lang LaSalle Income Property Trust, Inc., 200 East Randolph Drive, Chicago, Illinois 60601. The address of Jones Lang LaSalle Incorporated is 200 East Randolph Drive, Chicago, Illinois 60601.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock
Directors and Executive Officers:
Virginia G. Breen(1)	3,186	*%
Jonathan B. Bulkeley(1)	3,186	*
Jacques N. Gordon	—	*
Jason B. Kern	—	*
Thomas F. McDevitt(1)	3,186	*
William E. Sullivan(1)	3,000	*
Lynn C. Thurber(2)	2,032	*
C. Allan Swaringen(1)(3)	12,523	*
Gregory A. Falk(1)(3)	10,000	*
Gordon G. Repp(1)	2,000	*
All current executive officers and directors as a group (10 persons)	39,113	*%
5% Stockholders:
Jones Lang LaSalle Incorporated(1)	5,726,168	11.1%
Hospital Sisters Health System(4)	3,396,122	6.6%
Fay M. Slover Trust Under Will(5)	2,926,994	5.7%
_____________________
*Less than 1%.

(1) Owns Class M shares.
(2) Owns Class A shares.
(3) Shares pledged as security.
(4) Owns Class D shares.
(5) Owns Class A-I shares.

TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS
The following describes all transactions since January 1, 2014 and currently proposed transactions involving us, our directors, our advisor, our sponsor and any affiliate thereof. Our Independent Directors are specifically charged with the duty to examine, and have examined, the fairness of such transactions, and have determined that all such transactions are fair and reasonable to us.
Ownership Interests
As of March 27, 2015, JLL and its affiliates own an aggregate of 23482928 Class M shares for which they have contributed to us an aggregate of $60.2 million. In consideration for the issuance of these shares, $10 million was contributed in connection with our initial capitalization, and became eligible for repurchase under our share repurchase plan on December 23, 2014, $200,000 was contributed in November 2011, which will be maintained as long as JLL is our sponsor, and $50 million was contributed on August 8, 2012, which will not be eligible for repurchase pursuant to our share repurchase plan until the fifth anniversary of the purchase date and will be subject to certain limitations as to the amount eligible for repurchase until the seventh anniversary of the purchase date, provided that we will be obligated to repurchase the shares immediately upon request of the holder if an affiliate of our sponsor no longer serves as our advisor. Each of the foregoing purchases were made at a price equal to the most recently reported NAV per share as of the purchase date. The holders of these shares received distributions on shares held by them to the same extent as distributions paid to other holders of Class M shares.
As of March 26, 2015, our officers and Independent Directors, as a group, own 39,113 shares of our Class A and Class M common stock.
Joint Venture Interests
In 2007 and 2008, we acquired a 78% ownership interest in joint ventures which own six student oriented apartment communities. The aggregate purchase price for the six apartment communities was approximately $223.2 million, of which our share was approximately $174.1 million. The owner of the remaining 22% interest in the joint ventures which own each of these six student housing communities is an investment fund advised by LaSalle and in which JLL owns a minority interest. The joint venture agreements were executed with customary business terms that provide for the sharing of net income or loss and cash flow based on each owner’s ownership percentage. In connection with the refinancing of five of the apartment communities in 2013, each joint venture partner invested additional equity in proportion to their ownership interests. On January 27, 2015, we and our joint venture partner sold four of the six student housing communities.
Our Relationship with Our Advisor
We are externally advised and managed by LaSalle, our advisor, which is responsible for the management, acquisition, disposal, leasing, maintenance and operating of all our real estate investments. LaSalle is a wholly owned subsidiary of JLL, our sponsor. LaSalle relies on the personnel of our sponsor for the provision of some services to us. LaSalle’s executive offices are located at 200 East Randolph Drive, Chicago, Illinois 60601. LaSalle’s telephone number is (312) 782-5800. Messrs. Gordon and Kern, two of our directors, Mr. Swaringen, our Chief Executive Officer, Mr. Falk, our Chief Financial Officer, and Mr. Repp, our General Counsel and Secretary, are all employees of LaSalle, and Ms. Thurber, our Chairman of the Board, is the non-executive Chairman of LaSalle, a position she has held since 2006, when she retired as LaSalle’s Chief Executive Officer. We have and will continue to have certain relationships with LaSalle and its affiliates. However, there have been no direct financial transactions since January 1, 2014 between us and our directors and officers or the directors and officers of LaSalle.

Advisory Agreement
We are managed and advised by LaSalle pursuant to the Second Amended and Restated Advisory Agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement and subject to the supervision of our board of directors, the advisor will have the responsibility to, among other things:

•	consult with our board of directors in formulating its financial, investment, valuation and other policies, consistent with achieving its investment objectives;

•	serve as our investment and financial advisor and provide research and economic and statistical data in connection with its assets and investment policies;

•	recommend to our board of directors the proper allocation of our investments between properties, real estate-related assets and cash, cash equivalents and other short-term investments;

•	calculate our net asset value (“NAV”) at the close of business on each business day in accordance with our valuation guidelines;

•	supervise our independent valuation advisor and, if and when necessary, recommend the replacement of the independent valuation advisor to our board of directors;

•	assist our dealer manager administratively with the distribution of our shares;

•	select joint venture and strategic partners and structure corresponding agreements;

•
within the authority granted to our advisor by the board of directors, identify, analyze and complete acquisitions and dispositions of investments, and outside of the authority granted by board of directors, identify, analyze and recommend acquisitions and dispositions of investments to the board of directors and complete such transactions on our behalf in accordance with the direction of the board of directors;

•	structure the terms of our investments and arrange for financing or refinancing in connection with investments; and

•	monitor and manage our investments and provide periodic reports to our board of directors on their performance.
Advisory Fee
Pursuant to the Advisory Agreement, we pay LaSalle an advisory fee comprised of two separate components:
(1) a fixed component that accrues daily in an amount equal to 1/365th of 1.25% of our NAV for each class of our common stock (Class A, Class M, Class A-I, Class M-I, and Class D) for each day, payable monthly in arrears; and
(2) a performance component calculated based on the total return of each class of our common stock (Class A and Class M, Class A-I, Class M-I, and Class D) in any calendar year, payable annually in arrears.
The fixed component of the advisory fee will accrue on a daily basis, and the performance component of the advisory fee will accrue on a daily basis to the extent that it is earned. The performance component will be calculated such that for any calendar year in which the total return per share for a particular class exceeds 7% per annum (the “7% Return”), our advisor will receive 10% of the excess total return above the 7% Return allocable to that class. The total return to stockholders is defined for each class of common stock as the change in NAV per share for such class plus distributions per share for such class. The NAV per share for a class calculated on the last trading day of a calendar year will be the amount against which changes in NAV per share are measured during the subsequent calendar year. However, in the event the our NAV per share for any class of common stock decreases below $10.00, the performance component will not be earned on any increase in NAV up to $10.00 per share with respect to that class. We will reimburse our Advisor for all expenses paid or incurred by our Advisor in connection with the services provided to us, subject to the limitations described below under the heading “2%/25% Guidelines.”
Reimbursement of Offering and Organization Costs
Our advisor and dealer manager agreed to fund our offering and organization expenses incurred through October 1, 2012, the date we commenced our initial public offering of shares of our common stock (our “initial public offering”). We are reimbursing our advisor for these expenses in equal monthly installments of $131,908 over the 36 month period beginning in October 2012 and ending in September 2015. On October 1, 2012, we commenced paying directly, or reimbursing our advisor if it pays on our behalf, for any organization and offering expenses incurred on our behalf during the initial public offering period (other than selling commissions, the dealer manager fee and distribution fees) as and when incurred.
In addition, our advisor has agreed to fund our offering and organization expenses incurred in connection with our follow-on public offering through January 16, 2015, the date we commenced our follow-on public offering, and we are reimbursing our advisor for these expenses ratably on a monthly basis over 36 months beginning on January 16, 2015. On January 16, 2015, we commenced paying directly, or reimbursing our advisor if it pays on our behalf, any organization and offering expenses incurred during the follow-on public offering period (other than selling commissions and the dealer manager fee) as and when incurred.
On November 4, 2014, our board of directors, including a majority of our Independent Directors, approved reimbursing LaSalle approximately $0.1 million for offering and organization expenses that LaSalle had incurred on our behalf prior to the time the registration statement related to our follow-on public offering became effective. The amount will be reimbursed over the balance of the current follow-on public offering period.
Term and Termination Rights under the Advisory Agreement
Our Advisory Agreement has a one-year term expiring June 5, 2015, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. The Advisory Agreement may be terminated (1) immediately by us for “cause,” upon the bankruptcy of our advisor or upon a material breach of the Advisory Agreement by our advisor, (2) upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our Independent Directors, or (3) upon 60 days’ written notice by our advisor. In the event the Advisory Agreement is terminated, our advisor will be entitled to receive its prorated advisory fee and reimbursement for all operating expenses through the date of termination. In addition, upon the termination or expiration of the Advisory Agreement, our advisor will cooperate with us and take all reasonable steps requested to assist our board of directors in making an orderly transition of the advisory function. “Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by our advisor in connection with performing its duties under the Advisory Agreement.
2%/25% Guidelines
As described above, our advisor is entitled to reimbursement for certain expenses. However, we will not reimburse our advisor at the end of any fiscal quarter for “total operating expenses” that for the four consecutive fiscal quarters then ended (the “Expense Year”) exceeded the greater of (1) 2% of our average invested assets or
(2) 25% of our net income (the “2%/25% Guidelines”). Our advisor must reimburse us at least quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the Expense Year, unless our Independent Directors have determined that such excess expenses were justified based on unusual and non-recurring factors which they deem sufficient.

For purposes of these limits, (1) “total operating expenses” are our aggregate expenses of every character paid or incurred as determined under GAAP, including the advisory fee, but excluding: (a) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer and registration of our shares; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) reasonable incentive fees based on the gain in the sale of our assets; and (f) acquisition fees, acquisition expenses, brokerage fees on resale of properties and other expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property); (2) “average invested assets” is the average of the aggregate book value of our assets (other than intangibles) invested, directly or indirectly, in real estate and other real estate related assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during the period; and (3) “net income” is our total revenues less our total expenses excluding reserves for depreciation, bad debts and other similar non-cash reserves and excluding any gain from the sale of our assets. For the year ended December 31, 2014, our total operating expenses were 1.0% of our average invested assets and 26.18% of our net income.
Fees and Reimbursements Paid to Our Advisor
The following table sets forth the fees paid, and the amount of expenses reimbursed, to our advisor for the year ended December 31, 2014.

Year ended December 31, 2014
Fixed advisory fee	$5,931,000
Performance advisory fee	250,000
Reimbursement of organization and offering expenses(1)	4,084,000
Reimbursement of operating expenses	285,000
Reimbursement of out-of-pocket acquisition expenses	125,000

(1) As of December 31, 2014, we owed LaSalle $1,986,000 for organization and offering costs incurred.
Selling Commissions and Fees Paid to Our Dealer Manager
LaSalle Investment Management Distributors, LLC, an affiliate of our advisor (the “Dealer Manager”), was the dealer manager for our initial public offering and the separate private offering we conducted (our “private offering”) and continues to be the dealer manager for our follow-on public offering. The Dealer Manager coordinates our distribution effort and manages our relationships with participating broker-dealers and provides assistance in connection with compliance matters relating to marketing our follow-on public offering. The selling commissions and other fees that we pay to the Dealer Manager in connection with our follow-on public offering are set forth below.

•
A selling commissions of (i) up to 3.5% of the NAV per Class A share on the date of purchase and (ii) up to 1.5% of the NAV per Class A-I share on the date of purchase. A selling commission of up to 3.5% of the NAV per Class A share on the date of purchase. We do not pay selling commissions with respect to purchases of Class M or Class M-I shares or shares of any class sold pursuant to our distribution reinvestment plan. All or a portion of the selling commission may be reallowed to participating broker-dealers and reduced for volume purchases.

•	A dealer manager fee that accrues daily on a continuous basis from year to year in an amount of up to 1/365th of (1) 1.05% of our NAV for each of our outstanding Class A shares for such day, (2)

0.30% of our NAV for each of our outstanding Class A-I shares for such day, (3) 0.30% of our NAV for each of our outstanding Class M shares for such day, and (4) 0.05% of our NAV for each of our outstanding Class M-I shares for such day. The dealer manager fee is payable in arrears on a quarterly basis. A portion of the dealer manager fee may be reallowed to participating broker-dealers.
The selling commissions and other fees that we paid to the Dealer Manager in connection with our private offering are set forth below.

•
A selling commission of up to (i) 1.0% of the NAV per Class D share on the date of purchase and (ii) 1.5% of the NAV per Class A-I share on the date of purchase. Selling commissions could be reduced or eliminated for certain categories of purchasers. We did not pay selling commissions on Class M-I shares.

•
A dealer manager fee equal to up to 1/365th of (i) 0.30% of our NAV for the Class A-I shares for each day and (ii) 0.05% of our NAV for the Class M-I shares for each day. The total amount of dealer manager fees that will be paid over time depends on the average length of time for which the shares remain outstanding, the term over which such amount is measured and the performance of our investments. We did not pay any dealer manager fees with respect to our Class D shares.

The following table sets forth the selling commissions, dealer manager fees and distribution fees paid to the Dealer Manager in connection with our initial public offering and private offering for the year ended December 31, 2014.

Year ended December 31, 2014
Selling commissions	$680,000
Dealer manager fee(1)	2,108,000
Distribution fee(2)	810,000

(1)
Prior to June 1, 2014, the Company paid a dealer manager fee that accrued daily in an amount equal to up to 1/365th of 0.55% of our NAV for each of our outstanding Class A and Class M shares for such day on a continuous basis from year to year.

(2)
Prior to November 4, 2014, the Company paid a distribution fee with respect to our outstanding Class A shares only that accrued daily in an amount equal to 1/365th of 0.50% of the amount of our NAV for the outstanding Class A shares for such day on a continuous basis from year to year. As of that date, the Company combined the distribution fee with the dealer manager fee with respect to our outstanding Class A shares, resulting in a dealer manager fee with respect to our outstanding Class A shares only that accrues daily in an amount equal to 1/365th of 1.10% of the amount of our NAV for the outstanding Class A shares for such day on a continuous basis from year to year.

For the year ended December 31, 2014, the ratio of the cost of raising capital to capital raised was 2.86%.
Property Management, Leasing and Loan Placement Fees
For certain real estate investments, we have engaged Jones Lang LaSalle Americas, Inc. (“JLL Americas”), an affiliate of LaSalle, to provide property management services. The decision on which property manager we hire is based upon the property type, the property manager’s expertise and fee and its ability to provide a cost-effective internal control environment that will meet the requirements of Sarbanes-Oxley. As of December 31, 2014, JLL Americas provided property management services for six of our properties. The remaining 22 properties were managed by property managers not affiliated with LaSalle. We have also engaged and paid fees to JLL Americas to perform loan placement services for us in the past, and we may use JLL Americas in the future to perform similar loan placement services. JLL Americas has also been retained to perform leasing services for five properties on a contingent fee basis.
The following table sets forth the fees paid to JLL Americas for the year ended December 31, 2014.

Year ended December 31, 2014
Property management fees	$299,000
Loan placement services	201,000
Leasing services	611,000
Sales Brokerage Fee	—
Conflicts of Interest with LaSalle and its Affiliates
Conflicts of interest may arise between LaSalle, as our advisor, and us with respect to our management. It is anticipated that the officers and employees of LaSalle will devote as much time to us as necessary to effectively manage our operations. LaSalle and its affiliates engage in a broad spectrum of activities including financial advisory activities, and have extensive investment activities that are independent from, and may from time to time conflict with, our investment activities. In the future, there might arise instances where the interests of LaSalle conflict with our interests and/or the interests of our stockholders. Subject to specified exceptions, our advisor may engage in transactions with, provide services to, invest in, advise, sponsor and/or act as investment manager to portfolio companies, investment vehicles and other persons or entities (including our prospective investors) that may have similar structures and investment objectives and policies to ours and that may compete with us for investment opportunities. LaSalle, its affiliates and their respective clients may invest in investments that would be appropriate for us and may compete with us for such investment opportunities and may invest in investments that are senior or junior to, or have rights and interests different from or adverse to, our investment opportunities. LaSalle’s interests in such investments may conflict with our interests in related investments at the time of origination or in the event of default or work out of the investment.
In order to reduce or eliminate certain potential conflicts of interest, our Charter and the Advisory Agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our advisor, our directors, or their respective affiliates. Each of the restrictions and procedures that apply to transactions with our advisor and its affiliates will also apply to any transaction with any entity or real estate program controlled by our advisor and its affiliates. As a general rule, any related party transaction must be approved by a majority of our directors (including a majority of Independent Directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.
LaSalle will allocate investment opportunities suitable for us or for other persons, including LaSalle or an affiliate of LaSalle or an account managed or advised by LaSalle or an affiliate of LaSalle, in accordance with an equitable and reasonable allocation procedure consistent with LaSalle’s fiduciary duty to us and with due regard to our investment objectives and the characteristics of the specific investment. LaSalle’s allocation procedure provides that investments identified by it that are appropriate for more than one client of LaSalle are allocated on a rotating basis such that the client that has had the greatest amount of time pass since its last closed investment receives priority in the rotation over the other eligible client(s).
We have also adopted a Code of Ethics that applies to our officers and directors, each of which we refer to as “covered person.” The Code of Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, our advisor and their respective affiliates.

To date, we have not had any related party transactions other than as described above which implicate the provisions of Item 404(a) of Regulation S-K.

PROPOSAL NO. 2:
AMENDMENT TO OUR CHARTER
Background
As a publicly registered, non-listed REIT, federal and state securities laws require us to register our public offerings of our shares with both the SEC and with the state securities administrators in each U.S. state in which we offer our shares. During such state registration process, state securities administrators review and comment upon the terms of our public offering and our Charter.
Our follow-on public offering of our shares of common stock commenced on January 16, 2015. In connection with registering our follow-on public offering with each of the states, the securities administrator of the State of Washington conditioned its agreement to approve the registration of our follow-on public offering upon the agreement of our management to propose a certain amendment to our Charter, as described in detail below, to our board of directors for consideration for submission to our stockholders.
Our board of directors has declared the Charter Amendment Proposal advisable and has directed that the Charter Amendment Proposal be submitted for consideration by our stockholders at the Annual Meeting. Accordingly, at the Annual Meeting our stockholders will vote on the Charter Amendment Proposal. If the Charter Amendment Proposal is adopted by our stockholders at the Annual Meeting, as soon as is practicable following the Annual Meeting we will file the Second Articles of Amendment to our Charter (the “Articles of Amendment”) with the Maryland State Department of Assessments and Taxation (“SDAT”). The Articles of Amendment will become effective upon the filing of the Articles of Amendment with, and acceptance for record of the Articles of Amendment by, the SDAT. We have noted to the securities administrator of the State of Washington that there is no guarantee that the Charter Amendment Proposal will be approved by our stockholders at the Annual Meeting. If the Charter Amendment Proposal is not approved by our stockholders at the Annual Meeting, we will not file the Articles of Amendment with SDAT.
A form of the Articles of Amendment is included as Appendix A to this proxy statement. The summary of the terms of our Charter set forth below is qualified in its entirety by our Charter. The description of the Charter Amendment Proposal set forth below is qualified in its entirety by reference to Appendix A.
Charter Amendment Proposal
Our Charter currently provides for certain protections to our stockholders in connection with any proposed transaction considered a “Roll-up Transaction” (as defined below) involving our company and the issuance of securities of an entity that would be created or would survive after the successful completion of the Roll-up Transaction. The protections afforded to our stockholders in the event of a Roll-up Transaction include: (1) the requirement that an appraisal of all of our assets be obtained from a competent independent appraiser and (2) the requirement that the person sponsoring the Roll-up Transaction must offer our stockholders who vote “no” with respect to the Roll-up Transaction the choice of either (a) accepting the securities of a roll-up entity offered in the proposed Roll-up Transaction or (b) either remaining our stockholders and preserving their interests in our company as common stockholders on the same terms and conditions as existed previously, or receiving cash in an amount equal to their pro rata share of the appraised value of our net assets. In addition, our Charter provides that we are prohibited from participating in certain Roll-up Transactions, including any Roll-up Transaction (1) that would result in our common stockholders having voting rights in a roll-up entity that are less than those provided in our Charter, (2) in which investor’s rights to access of records of the roll-up entity will be less than those provided to our stockholders pursuant to our Charter, and (3) in which any of the costs of the Roll-up Transaction would be borne by our company if the Roll-up Transaction is rejected by our common stockholders.
Article IV of our Charter defines a “Roll-up Transaction” as a transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our company and the issuance of securities of another entity (a

“roll-up entity”) that would be created or would survive after the successful completion of such transaction. Our Charter excludes from the definition of a Roll-up Transaction, among other transactions, a transaction involving securities of the roll-up entity that have been listed on a national securities exchange for at least 12 months.
The securities administrator of the State of Washington required that we amend the definition of “Roll-up Transaction” included in Article IV of our Charter to provide that the definition of Roll-up Transaction will exclude a transaction involving securities of our company (as opposed to the securities of a roll-up entity) that have been listed on a national securities exchange for at least 12 months. As a result of this amendment, the provisions of our Charter regarding Roll-up Transactions would apply to transactions involving the securities of an entity, other than our company, that have been listed on a national securities exchange. The securities administrator of the State of Washington required this amendment in order to conform the definition of Roll-up Transaction in our Charter to the definition set forth by the Statement of Policy Regarding Real Estate Investment Trusts issued by the North American Securities Administrators Association on May 7, 2007 (“NASAA REIT Guidelines”). Many state securities administrators deem the NASAA REIT Guidelines to be applicable to any REIT, such as our company, that is engaged in a public offering of securities which are not listed on a national securities exchange.
Your vote may be cast “FOR” or “AGAINST” the Charter Amendment Proposal, or you may “ABSTAIN” from voting on the Charter Amendment Proposal. Under our Charter, an affirmative vote of a majority of all of the votes entitled to be cast on the Charter Amendment Proposal is required for approval of the Charter Amendment Proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against the Charter Amendment Proposal.
Appraisal Rights
Under Maryland law and our Charter, you will not be entitled to rights of appraisal with respect to the Charter Amendment Proposal. Accordingly, to the extent that you object to the Charter Amendment Proposal, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Our board of directors unanimously recommends you vote “FOR” the Charter Amendment Proposal.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed the firm of KPMG to act as our independent registered public accounting firm for the year ended December 31, 2015.
Although it is not required to do so, our board of directors is submitting the Audit Committee’s appointment of KPMG as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such appointment as a matter of good corporate governance practice. The affirmative vote of the holders of a majority of votes cast in person or by proxy on the proposal at the Annual Meeting will be required to approve this proposal. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests. If the stockholders should not ratify the appointment of KPMG as our independent registered public accounting firm, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in reconsidering the appointment.
Representatives of KPMG are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.
Our board of directors unanimously recommends you vote “FOR” ratification of the appointment of KPMG as our independent registered public accounting firm for the year ended December 31, 2015.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Effective as of March 5, 2013, our Audit Committee selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013, and the appointment was ratified by stockholders at the 2013 Annual Meeting.
Effective as of March 3, 2014, our Audit Committee selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and the appointment was ratified by stockholders at the 2014 Annual Meeting.
Effective as of March 3, 2015, our Audit Committee selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015.
Fees Paid to Independent Registered Public Accounting Firm
The following tables set forth the aggregate fees billed or to be billed to us for services performed for the fiscal years ended December 31, 2014 and 2013 by KPMG.

	Fiscal Year Ended December 31,
	2014	2013
Audit fees	$407,000	$341,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$407,000	$341,000
Audit fees. The audit fees listed above relate to professional services rendered for the audit of our annual financial statements contained in our annual report, audits of certain of our consolidated and unconsolidated affiliates, reviews of the financial statements included in our Quarterly Reports on Form 10-Q and fees relating to consents required for the filing of documents with the SEC.
Audit Committee Pre-Approval Policies and Procedures
Except as set forth in our Audit Committee’s pre-approval policy described below, our Audit Committee must pre-approve all audit services and permissible non-audit services to be provided to us by the independent auditor. Our Audit Committee must also assess the independence implications for any service whereby LaSalle, and any entity controlling, controlled by, or under common control with LaSalle that provides ongoing services to us (a “Service Affiliate”), employ the independent auditor to render non-audit services, if such engagement would relate directly to our operations and financial reporting. As a part of its review, our Audit Committee will consider whether the provision of such services impacts the auditors’ independence.
Our Audit Committee may delegate to one or more of its members (each, a “Delegate”) authority to pre-approve the independent auditor’s provision of audit services or permissible non-audit services to us, or the assessment of the provision of non-audit services to LaSalle or a Service Affiliate. Any pre-approval determination made by a Delegate shall be presented to the full Audit Committee at its next meeting. Our Audit Committee will communicate any pre-approval made by it or a Delegate to LaSalle or a Service Affiliate, who will ensure that the appropriate disclosure is made in our periodic reports and other documents as required under the federal securities laws.

In addition, our board of directors has adopted the following pre-approval policy with respect to non-audit services. Pre-approval by our Audit Committee of non-audit services is not required so long as:

1.
(A) with respect to us, the amount of such permissible non-audit service provided to us constitutes no more than 5% of the total amount of revenues paid to the independent auditor by us during the fiscal year in which the services are provided; and (B) with respect to LaSalle or a Service Affiliate, the amount of any such non-audit service provided constitutes no more than 5% of the total amount of revenues paid to the independent auditor by us, LaSalle and any Service Affiliate during the fiscal year in which the services are provided; and

2.
such services under (1) above were not recognized by us at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its Delegate(s) prior to the completion of the audit.

Since January 1, 2013, all audit and non-audit services performed by KPMG for us, LaSalle and any Service Affiliates that required the pre-approval of our Audit Committee were pre-approved by the Audit Committee.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address and same last name by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and reduced printing and delivery costs for companies. A single proxy statement and annual report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or you submit contrary instructions. Stockholders who participate in householding will continue to receive separate proxy cards and will remain entitled to vote their individual shares separately. If, at any time, you no longer wish to participate in householding and would prefer that each stockholder sharing a single address receive a separate proxy statement and annual report, you may: (1) notify your broker or financial advisor; (2) direct your written request to Jones Lang LaSalle Income Property Trust, Inc. Stockholder Services, P.O. Box 219165, Kansas City, Missouri, 64121-9165; or (3) call Stockholder Services at 855-652-0277. Stockholders who share an address and currently receive multiple copies of the proxy statement and annual report at their shared address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of such documents was previously delivered.
OTHER MATTERS
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons designated as proxies to vote in accordance with their discretion with respect to such matters insofar as such proxies are not limited to the contrary.
ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 was mailed to stockholders on or about April 3, 2015.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 is available without charge upon written request to Client Service at DST Services, Inc., P.O. Box 219165, Kansas City, Missouri, 64121-9165.
By Order of the Board of Directors

/s/ Gordon G. Repp
Gordon G. Repp
Secretary
April 3, 2015

Annex A
SECOND ARTICLES OF AMENDMENT TO
THE SECOND ARTICLES OF AMENDMENT AND RESTATEMENT OF
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

Jones Lang LaSalle Income Property Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: The Second Articles of Amendment and Restatement of the Corporation (the “Articles”) are hereby amended by deleting the existing definition of Roll-Up Transaction in Article IV of the Articles in its entirety and substituting in lieu thereof the following definition to read as follows:
“Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:
(a)a transaction involving securities of the Corporation that have been Listed for at least twelve months; or
(b)a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:
(i)voting rights of the holders of Common Shares;
(ii)the term of existence of the Corporation;
(iii)Sponsor or Advisor compensation; or
(iv)the Corporation’s investment objectives.”
SECOND: The amendments to the Articles as set forth above have been duly approved by at least a majority of the Board of Directors and approved by the stockholders of the Corporation as required by law.
THIRD: The undersigned acknowledges these Second Articles of Amendment to the Articles to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
FOURTH: Except as amended hereby, the rest and remainder of the Articles shall be and remain in full force and effect.
IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment to the Second Articles of Amendment and Restatement to be executed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this ___ day of ___________________, 2015.

ATTEST: By: Gordon G. Repp Secretary	JONES LANG LASALLE INCOME PROPERTY TRUST, INC. By: C. Allan Swaringen Chief Executive Officer and President

Annex B

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

This Amended and Restated Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) on November 14, 2011.

I.    PURPOSE

The purpose of the Audit Committee (the “Committee”) is to assist the Board in fulfilling its oversight responsibilities under Maryland law. The Committee shall be responsible for assisting the Board with oversight of: (i) the Company’s accounting and financial reporting processes; (ii) the integrity and audits of the Company’s financial statements; (iii) the Company’s compliance with legal and regulatory financial disclosure requirements; (iv) the independent auditor’s qualifications and independence; and (v) the performance of the Company’s internal audit function, if applicable, and independent auditor. The Committee shall prepare a report which is to be included in the Company’s annual proxy statement with the Securities and Exchange Commission (the “SEC”) and which complies with the applicable rules and regulations of the SEC.

In furtherance of this purpose, the Committee shall maintain direct communication among the Company’s independent auditor and, if applicable, those responsible for the internal audit function and the Board. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the authority to retain at the Company’s expense outside legal, accounting or other advisors to advise the Committee and to receive appropriate funding, as determined by the Committee, from the Company for the payment of the compensation of such advisors. The independent auditor shall report directly to the Committee and is ultimately accountable to the Committee and the Board.

The Committee’s job is one of oversight and the Board recognizes that the Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for auditing the Company’s financial statements. Additionally, the Board recognizes that the Company’s management and the independent auditor have more time and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.

II.    MEMBERSHIP

The Committee shall be composed of at least three members (the “Members”). All members of the Committee shall be “independent” pursuant to the requirements the Company’s Articles of Amendment and Restatement, as amended from time to time, the New York Stock Exchange (“NYSE”) and any other applicable laws, rules or regulations, including, without limitation, any rules promulgated by the SEC. The members will be elected annually for a term of one year. The Members shall be appointed, removed and replaced by, and in the sole discretion of, the Board.

All Members shall be financially literate or must become financially literate within a reasonable time period after appointment to the Committee, and at least one Member shall, in the business judgment of the Board, be an “audit committee financial expert” (as defined in Item 407(d)(5)(ii) of Regulation S-K). The existence of an audit committee financial expert, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the SEC or applicable law. Members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The Committee shall have a Chairman who is designated by a majority vote of the Members. Further, each prospective Committee member shall evaluate carefully the existing demands on his or her time before accepting appointment or reappointment to the Committee.

In light of the extraordinary commitment of time and attention required of Members in fulfilling their responsibilities, no Member shall be a member of the audit committee, or a committee fulfilling similar functions, of more than two other public companies without the prior consent of the Audit Committee.

Director’s compensation shall be the sole remuneration paid by the Company to all Members. No Member shall receive fees, paid directly or indirectly, for services as a consultant or a legal or financial advisor.

III.    RESPONSIBILITIES

A.    Annual Review

1.    At least annually, the Committee shall review and reassess the adequacy of this Charter and evaluate the performance of the Committee and report the results thereof to the Board. The Committee shall request that the Company maintain a copy of this Charter on the Company’s website or file this Charter as an appendix to the Company’s proxy statement at least once every three years.

2.    At least annually, the Committee shall review the qualifications, independence and performance of the independent auditor and present its conclusions to the Board in advance of the annual meeting of stockholders. As part of such annual review, the Committee shall obtain and review a report by the independent auditor describing:

•	the independent auditor’s internal quality-control procedures;

•	all relationships between the independent auditor and the Company;

•
any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor; and

•	any steps taken to deal with any such issues.

3.    The Committee shall annually obtain and review a report from the independent auditor, which shall be delivered prior to and within 90 days of the filing of the audit report with the SEC, which sets forth:

•	all critical accounting policies and practices used by the Company;

•
all alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm; and

•	other material written communication between the accounting firm and management.

4.    On an annual basis, the Committee shall report to the Board, after the close of each fiscal year but prior to the Company’s annual meeting of stockholders, as well as on any other occasion, any issues that arise with respect to the quality or integrity of the Company’s publicly reported financial statements, the Company’s compliance with legal or regulatory financial disclosure requirements, the performance and independence of the independent auditor, the performance of the internal audit function, if applicable, or whatever it deems appropriate concerning the activities of the Committee.

5.    On an annual basis, the Committee shall prepare the report required of the audit committee by the rules of the SEC to be included in the Company’s annual proxy statement.

6.    The Committee shall, if applicable, review annually (i) the Company’s internal auditing program and significant reports with those responsible for the internal audit function and (ii) management’s response and follow-up to those reports.

7.    The Committee shall appoint, on an annual basis and for a term of one year, a Compliance Officer who will administer and monitor the Company’s compliance with the Code of Ethics with the help of the Committee, the Whistleblower Policy and the Insider Trading Policy.

B.	Review of Related Party Transactions, Independent Auditor and Internal Audit Functions

1.The Committee shall review all related party transactions unless and until the Company’s charter is amended to require a majority of the Company’s independent directors not otherwise interested in the transaction to review all related party transactions.

2.    The Committee shall review all major accounting policy matters involved in the preparation of the Company’s interim and annual financial reports with management and any significant deviations from prior practice with the independent auditor.

3.    In consultation with management, the independent auditor and, if applicable, the internal auditor, the Committee shall consider the integrity of the Company’s financial reporting processes and controls. In furtherance of this goal, the Committee shall discuss policies with respect to risk assessment and risk management, including significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

4.    The Committee shall directly appoint, retain, compensate, evaluate, oversee and terminate the Company’s independent auditor. As part of this function, the Committee shall oversee and confirm the regular rotation of the lead audit partner of the independent auditor. The Committee shall further establish clear hiring policies for current or former employees of the independent auditor.

5.    The Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditor. The Committee shall also review and approve in advance any proposal that the Company’s advisor or any entity controlling, controlled by, or under common control with the Company’s advisor that provides ongoing services to the Company, employ the independent auditor to render non-audit services if such engagement would relate directly to the operations and financial reporting of the Company. In accordance with applicable law, the Committee may delegate this authority to one or more designated Members; provided that any such decision made pursuant to the foregoing delegation of authority shall be presented to the Committee at its next regularly-scheduled meeting. Pre-approval by the Committee or its delegate of non-audit services is not required so long as:

•
with respect to the Company, the amount of permissible non-audit services provided to the Company constitute no more than 5% of the total amount of revenues paid to the independent auditor by the Company during the fiscal year in which the services are provided;

•
with respect to the Company’s advisor or service provider affiliated with the Company’s advisor, the amount of any non-audit service provided constitutes no more than 5% of the total amount of revenues paid to the independent auditor by the Company, the Company’s advisor and any affiliated service provider of the Company’s advisor during the fiscal year in which the services are provided; and

•
such services were not recognized by the Company at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate(s) prior to the completion of the audit.

6.    The Committee shall, if applicable, satisfy itself as to the professional competency of those responsible for the internal audit function.

7.    The Committee shall review with the independent auditor and, if applicable, with those responsible for the internal audit function at a time when the annual audit plan is being developed, the plan’s timing, scope, staffing, locations, foreseeable issues, priorities and procedures and the engagement team and the coordination between the independent auditor and, if applicable, those responsible for the internal audit function in executing the plan.
    8.    The Committee shall meet separately, periodically, with management, those responsible for the internal audit function, if applicable, and the independent auditor and take such parties’ opinions into consideration. The Committee shall meet quarterly with management and with the independent auditor to discuss the annual audited financial statements, including footnotes, the unaudited quarterly financial results prior to any early release of earnings and the quarterly financial statements prior to filing or distribution, including, in each case, a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In discharging this obligation, the Committee shall receive and review, if necessary, a report from the controller or equivalent officer as to any unusual deviations from prior practice that were included in the preparation of the annual or quarterly financial results. The Committee shall review and discuss (i) the type and presentation of information to be included in draft press releases of unaudited interim and annual financial results before public release and (ii) financial information and earnings guidance provided to analysts and ratings agencies.

9.    The Committee shall obtain and review annually with the independent auditor a report from the independent auditor of (i) any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or access to information; (ii) any disagreements with management (including any accounting adjustments that were noted or proposed by the independent auditor but were “passed”); (iii) any communications between the audit team and the independent auditor’s national office with respect to auditing or accounting issues presented by the engagement and (iv) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

10.    After receipt by the Committee of the written disclosures and the letter from the independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board Standards, the Committee shall review and discuss the independent accountant’s independence with the independent accountant.

11.    Based on the Committee’s review and discussions of the audited financial statements with management and its discussion with the independent auditor of (i) the matters required to be discussed by the American Institute of Certified Public Accountants Statement on Auditing Standards No. 114, as amended, and (ii) the auditor’s independence, the Committee shall decide whether to recommend to the Board that the audited financial statements be included in the Company’s annual report for the last fiscal year to be filed with the SEC.

12.    The Committee shall review and assess the adequacy of internal accounting procedures and controls, and any programs that the Company has instituted to correct any identified control deficiencies, including, if applicable, any deficiencies noted by those responsible for the internal audit function in their periodic review or the independent auditor in its annual review. In furtherance of this assessment, the Committee shall discuss with management the results of the foregoing reviews, including significant items and potential ways to improve the accounting procedures and controls.

13.    The Committee shall establish, implement and periodically review procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
C.    Other Activities

The Committee shall perform any other activities consistent with this Charter, the Company’s Articles of Amendment and Restatement, bylaws and governing law as the Committee or the Board deems necessary or appropriate.

IV.    MEETINGS

The Committee shall meet in person or telephonically at least once during each fiscal quarter and in separate executive sessions with management, the Company’s independent auditors and/or, if applicable, the persons responsible for the Company’s internal audit function. Any Member may call additional meetings of the Committee. Minutes of each of these meetings shall be kept, and the Committee shall report its recommendations to the Board after each Committee meeting.

A majority of the Committee members shall constitute a quorum. Each Committee member shall have one vote and actions at meetings may be approved by a majority of the members present.

Jones Lang LaSalle
Income Property Trust™

P.O. Box 55909
Boston, MA 02205-5909

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at **www.2voteproxy.com/JLL**. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone

Please call us toll free at **1-800-830-3542** and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

Please ensure the address below shows through the window of the enclosed postage-paid return envelope.

Proxy Tabulator
P.O. Box 55909
Boston, MA 02205-9100

The undersigned hereby appoints C. Allan Swaringen and Gordon G. Repp, each as a proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock (the "Shares") of JONES LANG LASALLE INCOME PROPERTY TRUST, INC. ("Income Property Trust") that the undersigned may be entitled to vote at the Annual Meeting of stockholders of Income Property Trust to be held at the offices of the Jones Lang LaSalle Income Property Trust at 200 East Randolph Drive, Chicago, Illinois 60601 at 8:30 a.m. local time on Tuesday, June 16, 2015, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters indicated on the reverse side, in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

If you sign the proxy without otherwise indicating a vote on the proposals, this proxy will be voted "FOR" each of the nominees and the proposals listed on the reverse side. As to any other matter that may properly come before the meeting and all postponements, continuances and adjournments thereof, the Shares will be voted by the proxies in accordance with their judgment. If specific instructions are indicated, this proxy will be voted in accordance therewith. **Income Property Trust's board of directors recommends that stockholders vote "FOR" (1) each of the nominees for director listed on the reverse side, (2) the amendment to Jones Lang LaSalle charter to comply with a request from a state securities administrator and (3) the ratification of the appointment of KPMG LLP as Income Property Trust's independent registered public accounting firm for the year ending December 31, 2015.**

Unless voting by telephone or internet, please complete, sign, date and return the proxy card promptly using the enclosed envelope.

JLL15—V4

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and our 2014 Annual Report are available at www.2voteproxy.com/JLL

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

Please mark your choice like this X in blue or black ink.

The Board of Directors recommends a vote "FOR" the seven nominees for director listed below and a vote "FOR" each proposal.

   Nominees:

   (01) Lynn C. Thurber (02) Virginia G. Breen
   (03) Jonathan B. Bulkeley (04) R. Martel Day
   (05) Jacques N. Gordon (06) Jason B. Kern
   (07) William E. Sullivan

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

*To withhold authority to vote for any nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) below:

2. Proposal to amend our charter to comply with a request from a state securities administrator.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Proposal to ratify KPMG LLP as Jones Lang LaSalle Income Property Trust's independent registered public accounting firm for the year ending December 31, 2015.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PLEASE MARK, SIGN AND DATE, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please print and sign exactly as your name(s) appear(s) on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owner)	Date

JLL15—V4